UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21488

Cohen & Steers Global Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2015

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2015. The net asset values (NAV) per share at that date were $18.23, $18.19, $18.29, $18.29 and $18.28 for Class A, Class C, Class I, Class R and Class Z shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2015
Cohen & Steers Global Infrastructure Fund—Class A	–1.04%
Cohen & Steers Global Infrastructure Fund—Class C	–1.32%
Cohen & Steers Global Infrastructure Fund—Class I	–0.85%
Cohen & Steers Global Infrastructure Fund—Class R	–1.07%
Cohen & Steers Global Infrastructure Fund—Class Z	–0.87%
Linked Benchmark[a]	–2.28%
S&P 500 Index[a]	1.23%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity a  The Linked Benchmark is represented by the UBS Global 50/50 Infrastructure & Utilities Index-net (UBS 50/50) through March 31, 2015 and the FTSE Global Core Infrastructure 50/50 Net Tax Index (FTSE 50/50) thereafter. The benchmark is being replaced because UBS retired the UBS 50/50. The UBS 50/50 tracks a 50% exposure to global developed market utilities sector and a 50% exposure to global developed market infrastructure sector. The index is a free-float market-capitalization weighted and reconstituted annually with quarterly rebalances and is net of dividend withholding taxes. The FTSE 50/50 is a market-capitalization-weighted index of the worldwide infrastructure and infrastructure-related securities. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites and telecommunication towers. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets.

Market Review

Equity markets were unsettled in the six months ended June 30, 2015 despite broad improvements in global economic data. The U.S. economy contracted slightly in the first quarter but accelerated in the second. Europe and Japan exhibited stronger-than-expected expansion and developed markets overtook the emerging markets that have driven more than 70% of global growth since the onset of the financial crisis. On the last day of trading, global markets dropped sharply when it became clear that Greece would miss a payment on its debt to the International Monetary Fund. Throughout the period, there was considerable speculation on when, and by how much, the Federal Reserve (the Fed) would raise interest rates.

Transportation Subsectors Led the Index

The Fund's Linked Benchmark had a total return of –2.3% in the period, led by transportation subsectors, which tend to reflect economic activity. Airports (with a total return of 15.5%b) were the top performers, lifted by Mexican, Chinese and European companies that reported stronger-than-expected passenger volumes. European components in the toll roads subsector (10.8%) reported a rise in traffic partially driven by lower fuel prices as well as the region's strengthening economic momentum.

Performance among railways (7.3%) was sharply split between passenger and freight companies. Japan's competitive currency and economic growth resulted in a surge in business and tourism that boosted rail passenger volumes—but North American freight railways lost traction on weaker volume trends following the first-quarter West Coast ports shut down, and on lower year-over-year coal, crude oil and grain shipments. Marine ports (8.7%) outperformed as the subsector's largest component, a Chinese company, rallied.

Within communications (3.1%), towers, which are among the more highly leveraged infrastructure businesses, lagged at the prospect of rising interest rates. The record sums wireless companies spent in the fourth-quarter 2014 spectrum auction was an added headwind; the market is concerned that it may leave them with less to spend on expanding their tower networks. With that said, two European initial public offerings (IPOs) illustrated the subsector's strong fundamentals and access to capital.

b  Sector returns are in local currencies. Classification of securities comprising the Linked Benchmark determined by investment advisor.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Italy's Infrastrutture Wireless Italiane SpA rose more than 9% on its June debut, while shares in Spain's Cellnex S.A., a spinoff from Abertis Infraestructuras S.A., rose after its May launch.

Pipelines (0.7%) struggled amid the challenging energy market dynamics in North America. Crude oil prices rallied in the second quarter, but remained low by historical standards, suggesting continued declines in throughput growth and investment opportunities.

Utilities Underperformed in the Face of Higher Interest Rates

The specter of higher interest rates cooled interest in electric utilities (–6.5%). Regulated utilities, which have relatively high leverage and dividends, are often treated as a bond proxy within the infrastructure universe. Among integrated utilities, Japanese companies moved up with growing optimism around nuclear restarts and profitability, and U.K. utilities rebounded when the Conservative Party won the general election. The Conservatives are expected to be less interventionist in energy matters than the Labour Party, which had promised to freeze gas and electric utility bills until 2017.

Fund Performance

The Fund had a negative total return in the period, although it outperformed its Linked Benchmark. Stock selection in the communications subsector was the biggest contributor. We had an out-of-index investment in an Italian tower company that rallied on reports that it is a takeover candidate, and also benefitted from the subsector's two out-of-index European IPOs. The Fund's underweight in electric utilities and stock selection in pipelines were favorable as well. In pipelines, we had a beneficial out-of-index allocation to master limited partnerships, and were underweight or did not invest in several companies that had higher levels of direct exposure to energy prices.

Factors that detracted from relative return included our stock selection in gas distribution. We had an overweight position in a company that slipped on low natural gas prices and excess supply concerns. Our overweight in North American freight rails was unfavorable, as was our out-of-index investment in a company that ships liquefied natural gas and crude oil under long-term contracts. While lower prices and slowing production growth are unlikely to affect the company in the short term, investors worried that they may reduce vessel demand over time. In addition, our underweight in airports was unfavorable, although the impact was partly offset by favorable stock selection.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund's investments in foreign securities significantly detracted from absolute performance during the six-month period ended June 30, 2015. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund's investments denominated in foreign currencies are subject to foreign currency risk. The U.S. dollar remained strong, reaching an 11-year high during the period, while most other currencies tended to soften, particularly the euro. Consequently, this was a headwind for absolute returns as a result of the changes in the exchange rates between foreign currencies and the U.S. dollar.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Investment Outlook

Our outlook for global infrastructure securities is largely positive. We are encouraged by continued accommodative monetary policies from many of the world's central banks and believe this will support the global economic recovery. We expect that when the Fed does raise interest rates, it will probably do so gradually, and in small increments. For now, global GDP growth is likely to be driven by developed economies.

As we expect economic growth to accelerate in the second half of the year, we look for infrastructure to benefit—in particular transportation subsectors, including the freight rails that have faced challenges this year. Toll roads and airports, many of which are domiciled in Europe, are in a position to benefit from continued low crude oil prices and from the region's economic momentum.

Within the communications subsector, continued strong wireless data demand and the expectation of below-trend interest rates will likely support tower performance. However, we recognize several near-term headwinds, including rich valuations, increased leverage due to acquisitions and the possibility that high spectrum costs could put pressure on wireless carriers' free cash flows/additional investment in tower infrastructure.

With interest rates likely to rise from a low base, we remain underweight those subsectors and companies that are most sensitive to interest-rate exposure.

Sincerely,

ROBERT H. STEERS

Chairman

ROBERT S. BECKER	BEN MORTON
Portfolio Manager	Portfolio Manager

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate, infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2015

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–8.34%[a]	–5.55%[b]	—	—	—
1 Year (without sales charge)	–4.02%	–4.59%	–3.76%	—	—
5 Years (with sales charge)	11.31%[a]	11.63%	—	—	—
5 Years (without sales charge)	12.34%	11.63%	12.73%	—	—
10 Years (with sales charge)	5.73%[a]	5.54%	—	—	—
10 Years (without sales charge)	6.22%	5.54%	6.58%	—	—
Since Inception[c] (with sales charge)	8.01%[a]	7.82%	—	—	—
Since Inception[c] (without sales charge)	8.46%	7.82%	8.83%	0.52%	0.85%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios for each class of shares as disclosed in the July 1, 2015 prospectus were as follows: Class A—1.36%; Class C—2.01%; Class I—1.11%; Class R—1.51%; and Class Z—1.01%. Through July 31, 2015, the investment advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.50% for Class A shares, 2.15% for Class C shares, 1.15% for Class I shares, 1.65% for Class R shares and 1.15% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor. The investment advisor has not agreed to waive fees or reimburse the Fund after July 31, 2015.

a  Reflects a 4.50% front-end sales charge.

b  Reflects a contingent deferred sales charge of 1.00%.

c  Inception dates: May 3, 2004 for Class A, C and I shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2015—June 30, 2015.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period[a] January 1, 2015– June 30, 2015
Class A
Actual (–1.04% return)	$1,000.00	$989.60	$6.51
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.25	$6.61
Class C
Actual (–1.32% return)	$1,000.00	$986.80	$9.70
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.03	$9.84
Class I
Actual (–0.85% return)	$1,000.00	$991.50	$5.14
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.64	$5.21
Class R
Actual (–1.07% return)	$1,000.00	$989.30	$7.25
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.50	$7.35
Class Z
Actual (–0.87% return)	$1,000.00	$991.30	$4.79
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.98	$4.86

a  Expenses are equal to the Fund's Class A, Class C, Class I, Class R and Class Z annualized expense ratios of 1.32%, 1.97%, 1.04% 1.47% and 0.97%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

June 30, 2015
Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Union Pacific Corp.	$9,727,549	3.6
Crown Castle International Corp.	9,386,347	3.5
Sempra Energy	9,150,466	3.4
Transurban Group	8,824,729	3.3
Dominion Resources	8,215,247	3.1
Williams Cos. (The)	7,054,551	2.6
TransCanada Corp.	7,027,273	2.6
PG&E Corp.	6,326,437	2.4
Alliant Energy Corp.	6,266,430	2.3
National Grid PLC	5,884,110	2.2

Country Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2015 (Unaudited)

		Number of Shares/Units	Value
COMMON STOCK	98.0%
AUSTRALIA	5.0%
ELECTRIC—INTEGRATED ELECTRIC	0.5%
AGL Energy Ltd		121,069	$1,452,538
PIPELINES—C-CORP	1.2%
APA Group		502,420	3,194,172
TOLL ROADS	3.3%
Transurban Group		1,229,856	8,824,729
TOTAL AUSTRALIA			13,471,439
CANADA	7.0%
MARINE PORTS	0.5%
Westshore Terminals Investment Corp.		53,322	1,298,256
PIPELINES—C-CORP	4.2%
Enbridge		89,248	4,173,720
TransCanada Corp.		172,913	7,027,273
			11,200,993
RAILWAYS	2.3%
Canadian National Railway Co.		49,997	2,884,535
Canadian Pacific Railway Ltd		19,766	3,165,408
			6,049,943
TOTAL CANADA			18,549,192
CHILE	0.5%
WATER
Aguas Andinas SA, Class A		2,278,159	1,300,736
CHINA	1.8%
GAS DISTRIBUTION	1.0%
Towngas China Co., Ltd. (Cayman Islands) (HKD)		2,989,000	2,733,906
TOLL ROADS	0.8%
Jiangsu Expressway Co., Ltd., Class H (HKD)		1,594,000	2,097,490
TOTAL CHINA			4,831,396
FRANCE	3.8%
COMMUNICATIONS—SATELLITES	1.7%
Eutelsat Communications		136,889	4,418,078

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares/Units	Value
RAILWAYS	2.1%
Groupe Eurotunnel SA		394,296	$5,710,154
TOTAL FRANCE			10,128,232
HONG KONG	2.5%
MARINE PORTS
China Merchants Holdings International Co., Ltd.		1,176,000	5,051,996
Cosco Pacific Ltd. (Bermuda)		1,166,000	1,579,426
TOTAL HONG KONG			6,631,422
ITALY	6.5%
COMMUNICATIONS—TOWERS	2.3%
Infrastrutture Wireless Italiane S.p.A., 144Aa,b		359,566	1,623,491
Ei Towers S.p.A.		73,893	4,452,616
			6,076,107
ELECTRIC—INTEGRATED ELECTRIC	1.1%
Enel S.p.A.		639,804	2,898,791
GAS DISTRIBUTION	1.8%
Snam S.p.A.		1,009,566	4,803,695
TOLL ROADS	1.3%
Atlantia S.p.A.		146,553	3,620,602
TOTAL ITALY			17,399,195
JAPAN	7.6%
ELECTRIC—INTEGRATED ELECTRIC	3.7%
Chugoku Electric Power Co. (The)		93,800	1,368,851
Electric Power Development Co., Ltd.		161,800	5,717,898
Kansai Electric Power Co.[b]		252,600	2,797,723
			9,884,472
GAS DISTRIBUTION	2.1%
Tokyo Gas Co., Ltd.		1,051,000	5,581,975
RAILWAYS	1.8%
Central Japan Railway Co.		19,800	3,576,247
West Japan Railway Co.		21,200	1,357,209
			4,933,456
TOTAL JAPAN			20,399,903

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares/Units	Value
MEXICO	2.0%
AIRPORTS	1.2%
Grupo Aeroportuario del Pacifico SAB de CV, ADR		47,149	$3,229,235
TOLL ROADS	0.8%
OHL Mexico SAB de CVb		1,640,744	2,129,549
TOTAL MEXICO			5,358,784
NEW ZEALAND	1.0%
AIRPORTS
Auckland International Airport Ltd.		770,281	2,575,976
SPAIN	3.4%
COMMUNICATIONS—TOWERS	0.6%
Cellnex Telecom SAU, 144Aa,b		95,287	1,612,051
TOLL ROADS	2.8%
Abertis Infraestructuras SA		151,167	2,479,054
Ferrovial SA		226,660	4,914,855
			7,393,909
TOTAL SPAIN			9,005,960
SWITZERLAND	2.0%
AIRPORTS
Flughafen Zuerich AG		6,951	5,378,949
UNITED KINGDOM	5.1%
ELECTRIC—REGULATED ELECTRIC	2.8%
Abengoa Yield PLC (USD)		40,115	1,256,402
Abengoa Yield PLC (USD) (Unregistered)[a,c,d]		7,752	239,950
National Grid PLC		458,255	5,884,110
			7,380,462
WATER	2.3%
Pennon Group PLC		170,854	2,175,822
United Utilities Group PLC		279,918	3,923,205
			6,099,027
TOTAL UNITED KINGDOM			13,479,489

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares/Units	Value
UNITED STATES	49.8%
COMMUNICATIONS—TOWERS	5.7%
American Tower Corp.		62,390	$5,820,363
Crown Castle International Corp.		116,891	9,386,347
			15,206,710
DIVERSIFIED	0.9%
Macquarie Infrastructure Co LLC		28,757	2,376,191
ELECTRIC	21.4%
INTEGRATED ELECTRIC	7.0%
8Point3 Energy Partners LPb		36,306	676,018
Dominion Resources		122,854	8,215,247
Exelon Corp.		62,452	1,962,242
NextEra Energy		57,967	5,682,505
Pattern Energy Group		73,837	2,095,494
			18,631,506
REGULATED ELECTRIC	14.4%
Alliant Energy Corp.		108,566	6,266,430
CenterPoint Energy		130,812	2,489,352
CMS Energy Corp.		176,849	5,630,872
DTE Energy Co.		67,219	5,017,226
Duke Energy Corp.		51,864	3,662,636
Edison International		72,538	4,031,662
PG&E Corp.		128,848	6,326,437
Xcel Energy		157,885	5,080,739
			38,505,354
TOTAL ELECTRIC			57,136,860
GAS DISTRIBUTION	6.4%
Atmos Energy Corp.		86,519	4,436,694
NiSource		77,663	3,540,656
Sempra Energy		92,485	9,150,466
			17,127,816

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares/Units	Value
PIPELINES	10.6%
PIPELINES—C-CORP	7.0%
Kinder Morgan		151,388	$5,811,785
SemGroup Corp., Class A		50,993	4,052,924
Tallgrass Energy GP LPb		51,312	1,649,681
Williams Cos. (The)		122,923	7,054,551
			18,568,941
PIPELINES—MLP	3.6%
Dominion Midstream Partners LP		67,526	2,586,921
Energy Transfer Equity LP		64,541	4,141,596
Enterprise Products Partners LP		40,251	1,203,102
EQT GP Holdings LPb		26,502	900,803
Shell Midstream Partners LP (Unregistered)[a,c,d]		19,600	862,083
			9,694,505
TOTAL PIPELINES			28,263,446
RAILWAYS	3.6%
Union Pacific Corp.		101,998	9,727,549
SHIPPING	1.2%
Teekay Corp. (Marshall Islands)		73,567	3,150,139
TOTAL UNITED STATES			132,988,711
TOTAL COMMON STOCK (Identified cost—$241,069,348)			261,499,384

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares/Units	Value
SHORT-TERM INVESTMENTS	0.9%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.00%[e]		2,400,000	$2,400,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,400,000)			2,400,000
TOTAL INVESTMENTS (Identified cost—$243,469,348)	98.9%		263,899,384
OTHER ASSETS IN EXCESS OF LIABILITIES	1.1		2,913,928
NET ASSETS	100.0%		$266,813,312

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

HKD  Hong Kong Dollar

MLP  Master Limited Partnership

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Resale is restricted to qualified institutional investors. Aggregate holdings equal 1.6% of the net assets of the Fund, of which 0.4% are illiquid.

b  Non-income producing security.

c  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 0.4% of the net assets of the Fund.

d  Illiquid security. Aggregate holdings equal 0.4% of the net assets of the Fund.

e  Rate quoted represents the annualized seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

Sector Summary	% of Net Assets
Electric	29.5
Pipelines	16.0
Gas Distribution	11.3
Communications	10.3
Railways	9.8
Toll Roads	9.0
Airports	4.2
Marine Ports	3.0
Water	2.8
Other	2.0
Shipping	1.2
Diversified	0.9
100.0

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$243,469,348)	$263,899,384
Cash	2,533,170
Foreign currency, at value (Identified cost—$278,087)	275,956
Receivable for:
Fund shares sold	1,334,115
Dividends	1,127,856
Investment securities sold	509,156
Other assets	3,049
Total Assets	269,682,686
LIABILITIES:
Payable for:
Investment securities purchased	1,347,046
Dividends declared	652,203
Fund shares redeemed	512,550
Investment advisory fees	169,072
Shareholder servicing fees	84,379
Administration fees	4,509
Distribution fees	1,874
Other liabilities	97,741
Total Liabilities	2,869,374
NET ASSETS	$266,813,312
NET ASSETS consist of:
Paid-in capital	$234,800,331
Dividends in excess of net investment income	(1,754)
Accumulated undistributed net realized gain	11,584,049
Net unrealized appreciation	20,430,686
$266,813,312

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2015 (Unaudited)

CLASS A SHARES:
NET ASSETS	$54,559,988
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,992,115
Net asset value and redemption price per share	$18.23
Maximum offering price per share ($18.23 ÷ 0.955)[a]	$19.09
CLASS C SHARES:
NET ASSETS	$26,815,096
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,474,450
Net asset value and offering price per share[b]	$18.19
CLASS I SHARES:
NET ASSETS	$185,405,402
Shares issued and outstanding ($0.001 par value common stock outstanding)	10,138,745
Net asset value, offering and redemption price per share	$18.29
CLASS R SHARES:
NET ASSETS	$9,915
Shares issued and outstanding ($0.001 par value common stock outstanding)	542
Net asset value, offering and redemption price per share	$18.29
CLASS Z SHARES:
NET ASSETS	$22,911
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,253
Net asset value, offering and redemption price per share	$18.28

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2015 (Unaudited)

Investment Income:
Dividend income (net of $233,890 of foreign withholding tax)	$3,893,411
Expenses:
Investment advisory fees	993,287
Distribution fees—Class A	66,969
Distribution fees—Class Ba	145
Distribution fees—Class C	101,842
Distribution fees—Class R	26
Shareholder servicing fees—Class A	26,140
Shareholder servicing fees—Class Ba	48
Shareholder servicing fees—Class C	33,948
Shareholder servicing fees—Class I	63,777
Registration and filing fees	70,121
Administration fees	63,543
Professional fees	52,029
Transfer agent fees and expenses	38,797
Custodian fees and expenses	27,308
Shareholder reporting expenses	26,273
Directors' fees and expenses	6,819
Line of credit fees	780
Miscellaneous	10,408
Total Expenses	1,582,260
Net Investment Income	2,311,151
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	14,415,972
Foreign currency transactions	(34,088)
Net realized gain	14,381,884
Net change in unrealized appreciation (depreciation) on:
Investments	(20,024,227)
Foreign currency translations	7,155
Net change in unrealized appreciation (depreciation)	(20,017,072)
Net realized and unrealized loss	(5,635,188)
Net Decrease in Net Assets Resulting from Operations	$(3,324,037)

a  On June 19, 2015, all Class B shares converted to Class A shares.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2015	For the Year Ended December 31, 2014
Change in Net Assets:
From Operations:
Net investment income	$2,311,151	$2,908,836
Net realized gain	14,381,884	3,866,472
Net change in unrealized appreciation (depreciation)	(20,017,072)	10,757,487
Net increase (decrease) in net assets resulting from operations	(3,324,037)	17,532,795
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(496,344)	(486,378)
Class Ba	—	(206)
Class C	(155,689)	(121,856)
Class I	(1,924,805)	(2,120,079)
Class R	(82)	(51)
Class Z	(246)	(64)
Net realized gain:
Class A	—	(74,522)
Class Ba	—	(173)
Class C	—	(40,380)
Class I	—	(258,191)
Total dividends and distributions to shareholders	(2,577,166)	(3,101,900)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	21,966,105	91,509,661
Total increase in net assets	16,064,902	105,940,556
Net Assets:
Beginning of period	250,748,410	144,807,854
End of period[b]	$266,813,312	$250,748,410

a  On June 19, 2015, all Class B shares converted to Class A shares.

b  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $1,754 and $264,261, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2015	2014	2013	2012	2011	2010
Net asset value, beginning of period	$18.59	$16.88	$14.49	$12.95	$12.93	$12.59
Income (loss) from investment operations:
Net investment income[a]	0.16	0.25	0.20	0.25	0.26	0.22
Net realized and unrealized gain (loss)	(0.35)	1.71	2.42	1.55	0.03	0.42
Total from investment operations	(0.19)	1.96	2.62	1.80	0.29	0.64
Less dividends and distributions to shareholders from:
Net investment income	(0.17)	(0.21)	(0.23)	(0.26)	(0.27)	(0.29)
Net realized gain	—	(0.04)	—	—	—	—
Return of capital	—	—	—	—	(0.00)[b]	(0.01)
Total dividends and distributions to shareholders	(0.17)	(0.25)	(0.23)	(0.26)	(0.27)	(0.30)
Redemption fees retained by the Fund	—	—	—	—	0.00 [b]	0.00 [b]
Net increase (decrease) in net asset value	(0.36)	1.71	2.39	1.54	0.02	0.34
Net asset value, end of period	$18.23	$18.59	$16.88	$14.49	$12.95	$12.93
Total investment return[c,d]	–1.04%[e]	11.57%	18.20%	14.04%	2.22%	5.25%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class A
	For the Six Months Ended	For the Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2015	2014	2013	2012	2011	2010
Net assets, end of period (in millions)	$54.6	$48.6	$33.3	$38.3	$35.2	$41.7
Ratio of expenses to average daily net assets (before expense reduction)	1.32%[f]	1.36%	1.50%	1.66%[g]	1.61%[g]	1.74%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.32%[f]	1.36%	1.50%	1.50%[g]	1.50%[g]	1.50%[g]
Ratio of net investment income to average daily net assets (before expense reduction)	1.64%[f]	1.36%	1.24%	1.66%[g]	1.86%[g]	1.58%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.64%[f]	1.36%	1.24%	1.82%[g]	1.97%[g]	1.82%[g]
Portfolio turnover rate	52%[e]	36%	68%	69%	73%	79%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Does not reflect sales charges, which would reduce return.

e  Not annualized.

f  Annualized.

g  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2015	2014	2013	2012	2011	2010
Net asset value, beginning of period	$18.54	$16.84	$14.46	$12.92	$12.90	$12.55
Income (loss) from investment operations:
Net investment income[a]	0.09	0.13	0.10	0.16	0.17	0.14
Net realized and unrealized gain (loss)	(0.33)	1.71	2.41	1.55	0.03	0.43
Total from investment operations	(0.24)	1.84	2.51	1.71	0.20	0.57
Less dividends and distributions to shareholders from:
Net investment income	(0.11)	(0.10)	(0.13)	(0.17)	(0.18)	(0.21)
Net realized gain	—	(0.04)	—	—	—	—
Return of capital	—	—	—	—	(0.00)[b]	(0.01)
Total dividends and distributions to shareholders	(0.11)	(0.14)	(0.13)	(0.17)	(0.18)	(0.22)
Redemption fees retained by the Fund	—	—	—	—	0.00 [b]	0.00 [b]
Net increase (decrease) in net asset value	(0.35)	1.70	2.38	1.54	0.02	0.35
Net asset value, end of period	$18.19	$18.54	$16.84	$14.46	$12.92	$12.90
Total investment return[c,d]	–1.32%[e]	10.88%	17.41%	13.30%	1.52%	4.63%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended	For the Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2015	2014	2013	2012	2011	2010
Net assets, end of period (in millions)	$26.8	$26.1	$18.4	$16.0	$17.2	$21.6
Ratio of expenses to average daily net assets (before expense reduction)	1.97%[f]	2.01%	2.15%	2.31%[g]	2.26%[g]	2.39%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.97%[f]	2.01%	2.15%	2.15%[g]	2.15%[g]	2.15%[g]
Ratio of net investment income to average daily net assets (before expense reduction)	0.94%[f]	0.72%	0.61%	0.99%[g]	1.20%[g]	0.93%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.94%[f]	0.72%	0.61%	1.15%[g]	1.31%[g]	1.17%[g]
Portfolio turnover rate	52%[e]	36%	68%	69%	73%	79%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Does not reflect sales charges, which would reduce return.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Not annualized.

f  Annualized.

g  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2015	2014	2013	2012	2011	2010
Net asset value, beginning of period	$18.64	$16.93	$14.52	$12.97	$12.96	$12.62
Income (loss) from investment operations:
Net investment income[a]	0.18	0.30	0.26	0.30	0.32	0.30
Net realized and unrealized gain (loss)	(0.34)	1.71	2.43	1.56	0.01	0.38
Total from investment operations	(0.16)	2.01	2.69	1.86	0.33	0.68
Less dividends and distributions to shareholders from:
Net investment income	(0.19)	(0.26)	(0.28)	(0.31)	(0.32)	(0.33)
Net realized gain	—	(0.04)	—	—	—	—
Return of capital	—	—	—	—	(0.00)[b]	(0.01)
Total dividends and distributions to shareholders	(0.19)	(0.30)	(0.28)	(0.31)	(0.32)	(0.34)
Redemption fees retained by the Fund	—	—	—	—	0.00 [b]	0.00 [b]
Net increase (decrease) in net asset value	(0.35)	1.71	2.41	1.55	0.01	0.34
Net asset value, end of period	$18.29	$18.64	$16.93	$14.52	$12.97	$12.96
Total investment return[c]	–0.85%[d]	11.82%	18.69%	14.44%	2.51%	5.65%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended	For the Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2015	2014	2013	2012	2011	2010
Net assets, end of period (in millions)	$185.4	$175.9	$93.0	$53.5	$36.9	$28.7
Ratio of expenses to average daily net assets (before expense reduction)	1.04%[e]	1.10%	1.16%	1.31%[f]	1.26%[f]	1.39%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.04%[e]	1.10%	1.15%	1.15%[f]	1.15%[f]	1.15%[f]
Ratio of net investment income to average daily net assets (before expense reduction)	1.89%[e]	1.63%	1.62%	2.04%[f]	2.33%[f]	2.16%[f]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.89%[e]	1.63%	1.63%	2.20%[f]	2.44%[f]	2.40%[f]
Portfolio turnover rate	52%[d]	36%	68%	69%	73%	79%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

f  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
Per Share Operating Performance:	For the Six Months Ended June 30, 2015	For the Period October 1, 2014[a] through December 31, 2014
Net asset value, beginning of period	$18.64	$18.44
Income (loss) from investment operations:
Net investment income[b]	0.13	0.04
Net realized and unrealized gain (loss)	(0.33)	0.26
Total from investment operations	(0.20)	0.30
Less dividends to shareholders from:
Net investment income	(0.15)	(0.10)
Total dividends to shareholders	(0.15)	(0.10)
Net increase (decrease) in net asset value	(0.35)	0.20
Net asset value, end of period	$18.29	$18.64
Total investment return[c]	–1.07%[d]	1.61%[d]
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$9.9	$10.1
Ratio of expenses to average daily net assets (before expense reduction)	1.47%[e]	1.52%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.47%[e]	1.52%[e]
Ratio of net investment income to average daily net assets (before expense reduction)	1.42%[e]	0.98%[e]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.42%[e]	0.98%[e]
Portfolio turnover rate	52%[d]	36%[d]

a  Inception date.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
Per Share Operating Performance:	For the Six Months Ended June 30, 2015	For the Period October 1, 2014[a] through December 31, 2014
Net asset value, beginning of period	$18.64	$18.44
Income (loss) from investment operations:
Net investment income[b]	0.23	0.07
Net realized and unrealized gain (loss)	(0.39)	0.25
Total from investment operations	(0.16)	0.32
Less dividends to shareholders from:
Net investment income	(0.20)	(0.12)
Total dividends to shareholders	(0.20)	(0.12)
Net increase (decrease) in net asset value	(0.36)	0.20
Net asset value, end of period	$18.28	$18.64
Total investment return[c]	–0.87%[d]	1.74%[d]
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$23.0	$10.1
Ratio of expenses to average daily net assets (before expense reduction)	0.97%[e]	1.02%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	0.97%[e]	1.02%[e]
Ratio of net investment income to average daily net assets (before expense reduction)	2.37%[e]	1.49%[e]
Ratio of net investment income to average daily net assets (net of expense reduction)	2.37%[e]	1.49%[e]
Portfolio turnover rate	52%[d]	36%[d]

a  Inception date.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Global Infrastructure Fund, Inc. (the Fund), was incorporated under the laws of the State of Maryland on January 13, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund's investment objective is total return. On July 22, 2014, the Board of Directors of the Fund approved the Fund's offering of Class R and Class Z shares. Class R and Class Z shares became available for investment on October 1, 2014, on which date the Fund sold 542 shares each of Class R and Class Z for $20,000 to Cohen & Steers Capital Management, Inc. (the investment advisor). The authorized shares of the Fund are divided into five classes designated Class A, C, I, R and Z shares. Class B shares were converted to Class A shares on June 19, 2015. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment advisor to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of June 30, 2015, there were $77,153,438 of securities transferred between Level 1 and Level 2, which resulted from the Fund not utilizing foreign equity fair value pricing procedures as of June 30, 2015.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund's investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
United Kingdom	$13,479,489	$13,239,539	$—	$239,950	[a,b]
United States	132,988,711	132,126,628	—	862,083	[a,b]
Other Countries	115,031,184	115,031,184	—	—
Short-Term Investments	2,400,000	—	2,400,000	—
Total Investments[c]	$263,899,384	$260,397,351	$2,400,000	$1,102,033

a  Private placement in a public entity classified as Level 3 is valued at a discount to quoted market prices to reflect limited liquidity.

b  Fair valued, pursuant to the Fund's fair value procedures utilizing significant unobservable inputs and assumptions. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

c  Portfolio holdings are disclosed individually on the Schedule of Investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in Securities	Common Stock— United Kingdom	Common Stock— United States
Balance as of December 31, 2014	$—	$—	$—
Purchases	1,021,301	256,901	764,400
Change in unrealized appreciation	80,732	(16,951)	97,683
Balance as of June 30, 2015	$1,102,033	$239,950	$862,083

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2015 which were valued using significant unobservable inputs (Level 3) amounted to $80,731.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at June 30, 2015	Valuation Technique	Unobservable Inputs	Input Values
Common Stock:
United Kingdom	$239,950	Market Price Less Discount	Liquidity Discount	1.17%
United States	862,083	Market Price Less Discount	Liquidity Discount	3.65%

The significant unobservable inputs utilized in the fair value measurement of the Fund's Level 3 equity investments in Common Stock—United Kingdom and Common Stock—United States is a discount to quoted market prices to reflected limited liquidity. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund directly purchases securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2015, the investment advisor considers it likely that a portion of the dividends will be reclassified to distributions from net realized capital gains upon the final determination of the Fund's taxable income after December 31, 2015, the Fund's fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2015, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund up to and including $1.5 billion and 0.65% of the average daily net assets above $1.5 billion.

For the six months ended June 30, 2015, and through July 31, 2015, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.50% for Class A shares, 2.15% for Class C shares, 1.15% for Class I shares, 1.65% for Class R shares and 1.15% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor. The investment advisor has not agreed to waive fees or reimburse the fund after July 31, 2015. For the six months ended June 30, 2015, there were no fees waived and/or expenses reimbursed to the Fund.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. securities. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily net assets of the Fund. For the six months ended June 30, 2015, the Fund incurred $26,488 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class B and Class C shares, and up to 0.50% of the average daily net assets attributable to Class R shares. On May 1, 2015, the fee was discontinued for Class B shares and Class B shares converted to Class A shares on June 19, 2015. In addition, with respect to Class R shares, such amounts

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

may also be used to pay for services to fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There was a CDSC on Class B shares from January 1, 2015 through April 30, 2015. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended June 30, 2015, the Fund has been advised that the distributor or its affiliates received $6,014 in sales commissions from the sale of Class A shares and $3,250 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund's Class B and Class C shares. On May 1, 2015, the fee was discontinued for Class B shares and Class B shares converted to Class A shares on June 19, 2015. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $1,623 for the six months ended June 30, 2015.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2015, totaled $161,936,660 and $135,768,575, respectively.

Note 4. Income Tax Information

As of June 30, 2015 the federal tax cost and net unrealized appreciation and depreciation in value of securities were as follows:

Cost for federal income tax purposes	$243,469,348
Gross unrealized appreciation	$28,766,537
Gross unrealized depreciation	(8,336,501)
Net unrealized appreciation	$20,430,036

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 300 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. On June 19, 2015, the Fund automatically converted its outstanding Class B shares to Class A shares. Class B shares are no longer offered by the Fund and have been terminated as a separately designated class. The Fund has not offered Class B shares for purchase since April 30, 2007. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class A:
Sold	585,775	$11,147,662	1,118,829	$20,950,654
Issued as reinvestment of dividends and distributions	20,589	375,334	20,424	384,895
Redeemed	(230,856)	(4,386,990)	(493,839)	(9,043,739)
Net increase	375,508	$7,136,006	645,414	$12,291,810
Class B:
Issued as reinvestment of dividends and distributions	—	$—	19	$361
Redeemed	(3,076)	(59,400)	(3,691)	(69,261)
Net decrease	(3,076)	$(59,400)	(3,672)	$(68,900)
Class C:
Sold	156,651	$2,968,174	526,421	$9,743,083
Issued as reinvestment of dividends and distributions	5,729	104,209	5,385	101,952
Redeemed	(96,010)	(1,813,186)	(214,711)	(3,921,625)
Net increase	66,370	$1,259,197	317,095	$5,923,410
Class I:
Sold	2,457,447	$47,017,904	5,018,279	$93,212,874
Issued as reinvestment of dividends and distributions	79,020	1,445,281	91,575	1,727,977
Redeemed	(1,834,956)	(34,846,567)	(1,169,760)	(21,597,510)
Net increase	701,511	$13,616,618	3,940,094	$73,343,341

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class Ra:
Sold	—	$—	542	$10,000
Net increase	—	$—	542	$10,000
Class Za:
Sold	703	$13,545	542	$10,000
Issued as reinvestment of dividends	8	139	—	—
Net increase	711	$13,684	542	$10,000

a  Inception date of October 1, 2014

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers open-end funds, was a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement (as applicable), which expired January 23, 2015. The Fund paid a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement. On January 23, 2015, the credit agreement was renewed and expires January 22, 2016. Under the renewed credit agreement, the total commitment amount has been reduced to $50,000,000 and the Fund pays a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement.

During the six months ended June 30, 2015, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

On June 16, 2015, the Board of Directors of the Fund approved the termination of the Fund's fee waiver/expense reimbursement agreement with the investment advisor, effective August 1, 2015.

Management has evaluated events and transactions occurring after June 30, 2015 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and net realized gains and this excess would be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Benchmark Change

Effective as of the close of business of March 31, 2015, the Fund's investment advisor replaced the Fund's benchmark, UBS Global 50/50 Infrastructure and Utilities Index (UBS 50/50), with the FTSE Global Core Infrastructure 50/50 Index (FTSE 50/50). The benchmark is being replaced because UBS retired the UBS 50/50.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory and subadvisory agreements (the Advisory Agreements), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 9, 2015 and at a meeting held in person on June 16, 2015, the Advisory Agreements were discussed and were unanimously continued for a term ending June 30, 2016 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by the Fund's investment advisor (the Investment Advisor) and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Advisor, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's and Subadvisors' ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and Subadvisors are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor and the Subadvisors: The Board of Directors considered the investment performance of the Fund versus Peer Funds and compared to a relevant linked benchmark. The Board of Directors noted that the Fund outperformed the median of the Peer Funds for the three-year period ended March 31, 2015, ranking in the second quintile. The Board of Directors noted that the Fund underperformed the median of the Peer Funds for the five-year period ended March 31, 2015, ranking in the fifth quintile. The Board of Directors noted that the Fund represented the median of the Peer Funds for the one-year period ended March 31, 2015, ranking in the third quintile. The Board of Directors also noted that the Fund had outperformed its linked benchmark for the one-, three-, five- and ten-year periods ended March 31, 2015. The Board of Directors noted that the Fund's investment strategy changed to global infrastructure from utilities effective April 1, 2008. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund's performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor's performance in managing other infrastructure funds. The Board of Directors then determined that Fund performance, in light of all considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund's actual management fees were higher, while

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

the contractual management fees were lower than the medians of the Peer Funds, ranking in the fourth and second quintiles, respectively. The Board of Directors noted that the Fund's net expense ratio represented the median of the Peer Funds, ranking in the third quintile. The Board of Directors noted that the Fund has a breakpoint of 0.10% on assets over $1.5 billion; however, as a result of asset size, the reduced fee is not currently applicable. The Board of Directors considered that although the Investment Advisor continues to have a fee waiver/reimbursement agreement in place with the Fund, the Fund is currently operating below the expense cap and, therefore, is not currently waiving fees or reimbursing expenses of the Fund. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Advisor. The Board of Directors concluded that the Fund's expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. Since the Subadvisors are paid by the Investment Advisor and not by the Fund and are affiliates of the Investment Advisor, and the Board of Directors considered the profitability of the Investment Advisor as a whole, the Board of Directors did not consider the Subadvisors' separate profitability to be relevant to their considerations. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Fund's advisory fee schedule contains a breakpoint of 0.10% once the Fund's assets reach $1.5 billion. The Board of Directors considered the Fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisers managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Advisory Agreements to those under the Investment Advisor's other advisory agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Joseph M. Harvey
Vice President

Robert S. Becker
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Heather Kaden
Deputy Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
P.O. Box 8123
Boston, MA 02266
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class   A—CSUAX
C—CSUCX
I—CSUIX
R—CSURX
Z—CSUZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Infrastructure Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

GLOBAL INFRASTRUCTURE FUND

280 PARK AVENUE

NEW YORK, NY 10017

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CSUAXSAR

Semiannual Report June 30, 2015

Cohen & Steers Global Infrastructure Fund

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer

Date: September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: September 3, 2015